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                                                                EXHIBIT 10.29-01



                         AMENDMENT TO JOHN A. MORELLI'S
                              EMPLOYMENT AGREEMENT
                               DATED APRIL 1, 1999


         THIS AMENDMENT, made as of the 18th day of February, 2000 by and between FATS, Inc., an Atlanta based corporation (the "Company") and John A. Morelli (the "Employee").

         THIS AMENDMENT hereby amends the date of Mr. Morelli's service to FATS to September 30, 2001 versus September 30, 2000.

         All other terms and conditions of Mr. Morelli's employment remain as stated in the April 1, 1999 Employment Agreement (attached).

         IN WITNESS WHEREOF, the parties have executed this Amendment the day and year above written.

                                   FATS, INC.

                                   By:
                                        ----------------------
                                         Robert F. Mecredy
                                   Its:  President and CEO




                                   ---------------------------
                                   John A. Morelli





Agreed:


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Dr. Craig Fields                   date



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Mr. Scott Perekslis                date



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Mr. Paul Zepf                      date